Exhibit 99.3

Unaudited Pro Forma Condensed Combined Financial Information

Unaudited Pro Forma Information

The following presents certain unaudited pro forma condensed combined statements of operations for the quarter-to-date periods ending March 31, 2024 and June 30, 2024. The pro forma financial information is based upon the combined historical financial statements of Alaska Air Group, Inc., ("Air Group") and Hawaiian Holdings, Inc., (“Hawaiian”), after giving effect to Air Group’s purchase of all the issued and outstanding shares of Hawaiian by means of a merger (the “Merger”). The combined pro forma information includes adjustments in accordance with Article 11 of Regulation S-X to illustrate the effects of the merger as if it had occurred on January 1, 2023, the beginning of the earliest period presented.
Management believes pro forma combined operating results for prior periods are useful for the purpose of comparing our actual or expected future operating results, as it provides a relevant baseline for identifying trends in the overall operating performance of our business. Management also believes the recalculation of certain operating statistics, unit metrics and certain non-GAAP measures on a pro forma basis to be useful in review of operating results.
"Other Adjustments" in the unaudited pro forma combined statements of operations reflect the preliminary allocation of the purchase price to the acquired assets and liabilities based upon estimates of fair values. These adjustments are provisional and subject to further adjustment up to September 18, 2025 as additional information becomes available, additional analyses are performed and as warranted by changes in current conditions and future expectations. Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact on the unaudited pro forma condensed combined financial information and the Combined Company’s future results of operations.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. Such information is not necessarily indicative of the operating results or financial position that actually would have been achieved if the Merger had been consummated on the dates indicated or that the Combined Company may achieve in future periods. Specifically, the unaudited pro forma condensed combined financial information does not include any projected synergies expected to be achieved as a result of the Merger or any associated costs that may be incurred to achieve any projected synergies. The unaudited pro forma condensed combined financial information also exclude the costs associated with any integration activities that may result from the Merger.

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended March 31, 2024

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$2,004	$583	$2	$—		$2,589
Mileage Plan other revenue	164	—	(29)	—		135
Cargo and other revenue	64	62	26	—		152
Total Operating Revenue	2,232	645	(1)	—		2,876
Wages and benefits	804	262	(5)	—	(a)	1,061
Variable incentive pay	44	—	5	—		49
Aircraft fuel, including hedging gains and losses	565	189	5	—		759
Aircraft maintenance	122	71	5	—		198
Aircraft rent	47	30	(6)	(7)		64
Landing fees and other rentals	165	43	4	—		212
Contracted services	97	—	32	—		129
Selling expenses	77	28	2	—		107
Depreciation and amortization	126	33	2	17		178
Food and beverage service	58	—	22	—		80
Third-party regional carrier expense	54	—	—	—		54
Other	205	46	19	—		270
Special items - operating	34	8	—	—		42
Aircraft and passenger servicing	—	45	(45)	—		—
Purchased services	—	38	(38)	—		—
Total Operating Expenses	2,398	793	2	10		3,203
Operating Income / (Loss)	(166)	(148)	(3)	(10)		(327)
Non-operating Income (Expense)	(12)	(4)	1	(3)	(b)	(18)
Income (Loss) Before Income Tax	(178)	(152)	(2)	(13)		(345)
Income tax expense / (benefit)	(46)	(15)	—	(3)	(c)	(64)
Net Income (Loss)	(132)	(137)	(2)	(10)		(281)

RPMs (000,000) "traffic"	12,524	4,073				16,597
ASMs (000,000) "capacity"	15,378	5,051				20,429
Load Factor	81.4%	80.6%				81.2%
RASM	14.51 ¢	12.78 ¢				14.08 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$1,833	$604	$(3)	$10		$2,444
Less the following components:
Freighter costs	15	—	—	—		15
Special items - operating	34	8	—	—		42
Total non-fuel operating expenses, excluding freighter costs and special items	$1,784	$596	$(3)	$10		$2,387
CASMex	11.60 ¢	11.79 ¢				11.68 ¢

Adjusted Pretax Income
Income before income tax	$(178)	$(152)	$(2)	$(13)		$(345)
Adjusted for:
Mark-to-market fuel hedge adjustment	(13)	(2)	—	—		(15)
Special items - operating	34	8	—	—		42
Special items - net non-operating	—	(14)	—	—		(14)
Adjusted income before income tax	$(157)	$(160)	$(2)	$(13)		$(332)

Pretax margin	(8.0)%	(23.6)%			(12.0)%
Adjusted pretax margin	(7.0)%	(24.8)%			(11.4)%

Adjusted Net Income
Net Income (Loss)	$(132)	$(137)	$(2)	$(10)	$(281)
Adjusted for:
Mark-to-market fuel hedge adjustments	(13)	(2)	—	—	(15)
Special items - operating	34	8	—	—	42
Special items - net non-operating	—	(14)	—	—	(14)
Income tax effect of reconciling items above	(5)	1	—	—	(4)
Adjusted Net Income (Loss)	$(116)	$(144)	$(2)	$(10)	$(272)

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended June 30, 2024

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$2,651	$666	$3	$—		$3,320
Mileage Plan other revenue	174	—	(29)	—		145
Cargo and other revenue	72	66	27	—		165
Total Operating Revenue	2,897	732	1	—		3,630
Wages and benefits	782	265	(5)	—	(a)	1,042
Variable incentive pay	49	—	5	—		54
Aircraft fuel, including hedging gains and losses	615	179	7	—		801
Aircraft maintenance	129	70	5	—		204
Aircraft rent	46	30	(6)	(7)		63
Landing fees and other rentals	173	45	4	—		222
Contracted services	106	—	33	—		139
Selling expenses	84	29	2	—		115
Depreciation and amortization	128	35	2	17		182
Food and beverage service	67	—	23	—		90
Third-party regional carrier expense	64	—	—	—		64
Other	186	41	19	—		246
Special items - operating	146	6	—	—		152
Aircraft and passenger servicing	—	48	(48)	—		—
Purchased services	—	39	(39)	—		—
Total Operating Expenses	2,575	787	2	10		3,374
Operating Income / (Loss)	322	(55)	(1)	(10)		256
Non-operating Income (Expense)	(6)	(12)	2	(3)	(b)	(19)
Income (Loss) Before Income Tax	316	(67)	1	(13)		237
Income tax expense / (benefit)	96	—	—	(3)	(c)	93
Net Income (Loss)	220	(67)	1	(10)		144

RPMs (000,000) "traffic"	15,309	4,519				19,828
ASMs (000,000) "capacity"	18,196	5,230				23,426
Load Factor	84.1%	86.4%				84.6%
RASM	15.92 ¢	13.99 ¢				15.50 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$1,960	$608	$(5)	$10		$2,573
Less the following components:
Freighter costs	13	—	—	—		15
Special items - operating	146	6	—	—		152
Total non-fuel operating expenses, excluding freighter costs and special items	$1,801	$602	$(5)	$10		$2,406
CASMex	9.89 ¢	11.50 ¢				10.27 ¢

Adjusted Pretax Income
Income before income tax	$316	$(67)	$1	$(13)		$237
Adjusted for:
Mark-to-market fuel hedge adjustment	(5)	—	—	—		(5)
Special items - operating	146	6	—	—		152
Special items - net non-operating	—	(10)	—	—		(10)
Adjusted income before income tax	$457	$(71)	$1	$(13)		$374

Pretax margin	10.9%	(9.2)%			6.5%
Adjusted pretax margin	15.8%	(9.7)%			10.4%

Adjusted Net Income
Net Income (Loss)	$220	$(67)	$1	$(10)	$144
Adjusted for:
Mark-to-market fuel hedge adjustments	(5)	—	—	—	(5)
Special items - operating	146	6	—	—	152
Special items - net non-operating	—	(10)	—	—	(10)
Income tax effect of reconciling items above	(34)	—	—	—	(34)
Adjusted Net Income (Loss)	$327	$(71)	$1	$(10)	$247

Notes for the Pro Forma Adjustments
(a)Adjustments to non-fuel operating expense includes impacts of purchase accounting and related depreciation and amortization.
(b)To eliminate the historical amortization of debt fees and discount and to record the impact for interest expense related to the fair value adjustment of debt.
(c)To recognize the income tax impacts of other adjustments.